SUPPLEMENT DATED APRIL 2, 2009
TO THE PROSPECTUS FOR
PRINCIPAL FUNDS, INC.
DATED MARCH 1, 2009

     At a meeting of the Board of Directors of Principal Funds, Inc. (“PFI”) held on December 19, 2008, the Board approved a Plan of Acquisition (the “Plan”) which provides for the reorganization of the SmallCap Value Fund III (the “Acquired Fund”) into the SmallCap Value Fund II (the “Acquiring Fund”). Each of these Funds is a separate series or fund of PFI.

     Under the Plan: (i) the Acquiring Fund will acquire all the assets, subject to all the liabilities, of the Acquired Fund in exchange for shares of the Acquiring Fund; (ii) the Acquiring Fund shares will be distributed to the shareholders of the Acquired Fund; and (iii) the Acquired Fund will liquidate and terminate (the “Reorganization”). As a result of the Reorganization, each shareholder of the Acquired Fund will become a shareholder of the Acquiring Fund. The total value of all shares of the Acquiring Fund issued in the Reorganization will equal the total value of the net assets of the Acquired Fund. The number of full and fractional shares of the Acquiring Fund received by a shareholder of the Acquired Fund will be equal in value to the value of that shareholder’s shares of the Acquired Fund as of the close of regularly scheduled trading on the New York Stock Exchange (“NYSE”) on the closing date of the Reorganization. Holders of Class J, R-1, R-2, R-3, R-4, R-5 and Institutional Class shares of the Acquired Fund will receive Class J, R-1, R-2, R-3, R-4, R-5 and Institutional Class shares of the Acquiring Fund. The Reorganization is expected to occur as of the close of regularly scheduled trading on the NYSE on May 1, 2009. Acquired Fund shareholders who do not wish to become a shareholder of the Acquiring Fund may: (1) redeem shares of the Acquired Fund or (2) exchange shares of the Acquired Fund for shares of another PFI fund prior to the closing date of the Reorganization.

     The Board of Directors of PFI believes that the Reorganization will serve the best interests of shareholders of both the Acquired and Acquiring Funds. The Funds have the same investment objectives in that both Funds seek to provide long-term growth of capital. The Funds also have substantially the same principal investment policies and risks in that both invest in smallcap value securities. The Acquiring Fund also has the same advisory fee rate as the Acquired Fund. The Acquiring Fund has a slightly higher expense ratio when the expenses of the investment companies in which it invests are included. The Acquired Fund has better performance, however the current sub-advisor of the Acquired Fund will be added to the Acquiring Fund upon the Reorganization which management believes will improve performance. Moreover, the Reorganization may be expected to afford shareholders of the Acquired Fund, on an ongoing basis greater, prospects for growth and efficient management. Combining the Funds will not result in any dilution of the interests of existing shareholders of the Funds.

     Principal Management Corporation will pay all expenses and out-of-pocket fees incurred in connection with the Reorganization including printing, mailing, and legal fees. In the opinion of legal counsel, the Reorganization will qualify as a tax-free reorganization and, for federal income tax purposes, no gain or loss will be recognized as a result of the Reorganization by the Acquired or Acquiring Fund shareholders.

     The Reorganization does not require approval of shareholders of the Acquired Fund.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

Comparison of Acquired and Acquiring Funds

     The following comparison of the Funds is a summary only. To better understand the differences between the investment policies, strategies and risks of the Funds, please refer to the prospectus and Statement of Additional Information for the Funds, which are available, free of charge, by calling us at 1-800-222-5852.

     In connection with appointment of Los Angeles Capital Management and Equity Research (“LA. Capital”) as an additional sub-advisor to the Acquiring Fund, the main strategies and risks of the Acquiring Fund will also change to reflect LA Capital’s management style and the allocation of the Acquiring Fund’s assets between three sub-advisors. The appointment of LA Capital as an additional sub-advisor and these changes in investment policies, which will become effective on May 1, 2009, are reflected in the description of the Acquiring Fund below.

SmallCap Value Fund III	SmallCap Value Fund II
(Acquired Fund)	(Acquiring Fund)

Approximate Net Assets as of October 31, 2008:
$114,146,000	$173,395,000

Investment Advisor:	Principal Management Corporation (“PMC”)

Sub-Advisors and Portfolio Managers:

Los Angeles Capital Management and Equity Research.	Dimensional Fund Advisors.
(“LA Capital”)	(“Dimensional”)

David R. Borger, CFA. Director of Research and Principal,	Stephen A. Clark. Mr. Clark is a Senior Portfolio Manager
L.A. Capital. Mr. Borger co-founded L.A. Capital in 2002	and Vice President of Dimensional and chairman of the
and is responsible for the development and management of	Investment Committee. He joined Dimensional in 2001 and
the Dynamic Alpha Model (the firm’s proprietary stock	has been responsible for the portfolio management group
selection model). He earned a BS from the Wittenberg	since January 2006. He earned an MBA from the University
University and an MA and MBA from the University of	of Chicago and a BS from Bradley University.
Michigan. He has earned the right to use the Chartered
Financial Analyst designation.	Robert T. Deere. Mr. Deere is an Investment Director and a
Senior Portfolio Manager and Vice President of Dimensional
Christine M. Kugler. Director of Implementation and	and a member of the Investment Committee. Mr. Deere
Principal, L.A. Capital. Ms. Kugler was with L.A. Capital at	earned an MBA from the University of California at Los
its founding and became a Principal in January of 2004.	Angeles in 1991. He also holds a BS and a BA from the
She earned a BA from the University of California, Santa	University of California at San Diego. Mr. Deere joined
Barbara.	Dimensional in 1991 and has been responsible for the
domestic equity portfolios since 1994.
Stuart K. Matsuda. Director of Trading and Principal, L.A.
Capital. Mr. Matsuda co-founded L.A. Capital in 2002. He	Vaughan Nelson Investment Management LP.
earned a BBA from the University of Hawaii and an MBA	(“Vaughan Nelson)
from California State University Northridge. Hal W.
Reynolds, CFA. Chief Investment Officer and Principal, L.A.	Chris D. Wallis, CFA. Mr. Wallis, a Senior Portfolio
Capital. Mr. Reynolds co-founded L.A. Capital in 2002. Mr.	Manager of Vaughan Nelson, joined the firm in 1999. He
Reynolds earned a BA from the University of Virginia and	earned a BBA from Baylor University and an MBA from
an MBA from the University of Pittsburgh. He has earned	Harvard Business School. Mr. Wallis has earned the right to
the right to use the Chartered Financial Analyst	use the Chartered Financial Analyst designation.
designation.
Scott J. Weber. Mr. Weber, a Portfolio Manager of
Thomas D. Stevens, CFA. Chairman and Principal, L.A.	Vaughan Nelson, joined the firm in 2003. Mr. Weber earned
Capital. Mr. Stevens co-founded L.A. Capital in 2002. Mr.	a BS from the University of the South and an MBA from
Stevens earned a BBA and MBA from the University of	Tulane University. Mr. Weber has earned the right to use the
Wisconsin. He has earned the right to use the Chartered	Chartered Financial Analyst designation.
Financial Analyst designation.
LA Capital

See portfolio manager biographical profile under Acquired
Fund above.)

Investment Objective:

Both Funds seek long-term growth of capital.

Principal Investment Strategies:
The Fund invests primarily in common stocks of small	As a non-fundamental policy, under normal market
capitalization companies. Under normal	conditions, the Fund invests at least 80% of its net
circumstances, the Fund invests at least 80% of its	assets in equity securities of small market capitalization
net assets (plus any borrowings for investment	companies. Up to 25% of the Fund’s assets may be
purposes) in companies with small market	invested in foreign securities.
capitalizations (those with market capitalizations
similar to companies in the Russell 2000 Value Index	Dimensional invests Fund assets primarily in a diversified
(as of the most recent calendar year end, this range	group of equity securities of small U.S. companies which
was between approximately $0.01 billion and $3.3	Dimensional believes to be value stocks at the time of
billion) or up to $2 billion, whichever is greater,) at the	purchase. Dimensional considers small companies to be
time of purchase. Market capitalization is defined as	companies whose market capitalizations are generally in
total current market value of a company’s outstanding	the lowest 10% of total market capitalization or
common stock. The Fund may invest up to 25% of its	companies whose market capitalizations are smaller than
assets in securities of foreign corporations. The Fund	the 1,000th largest U.S. company, whichever results in
may purchase securities issued as part of, or a short	the higher market capitalization break. Under
period after, companies’ initial public offerings and	Dimensional’s market capitalization guidelines described
may at times dispose of those shares shortly after	above, as of December 31, 2008, the market
their acquisition.	capitalization of a small cap company was defined by the
10% market capitalization guideline, which was $1,737
LA Capital employs a quantitative approach in	million or below. This dollar amount will change due to
selecting securities it believes are favored in the	market conditions. Market capitalization is defined as
current market environment. The firm’s proprietary	total current market value of a company's outstanding
Dynamic Alpha Model seeks to identify investor	common stock.
preferences for specific risk characteristics by	Dimensional considers a security to be a value stock
analyzing valuation, income statement, balance sheet,	primarily because the company’s shares have a high
industry and market-based factors. Expected returns	book value in relation to their market value (a “book to
are calculated for a universe of small capitalization	market ratio”). In assessing value, Dimensional may
securities based on a security’s exposure, and the	consider additional factors such as price to cash flow or
Model’s expected return for each factor.	price-to-earnings ratios, as well as economic conditions
and developments in the issuer’s industry. The criteria
The Fund’s assets are diversified across industries,	Dimensional uses for assessing value are subject to
common risk factors and companies. Through an	change from time-to-time.
optimization process, LA Capital seeks to control
portfolio risks and implementation costs while striving	Dimensional uses a market capitalization weighted
to generate consistent results versus the Russell 2000	approach in determining individual security weights.
Value Index. Portfolio returns and risks are monitored	Market capitalization weighting means each security is
daily by the investment team. Each month, the firm’s	generally purchased based on the issuer’s relative
Portfolio Review Committee formally reviews the	market capitalization. Market capitalization weighting will
portfolio for compliance with investment objectives	be adjusted by Dimensional for a variety of factors.
and guidelines.	Dimensional may consider such factors as free float,
momentum, trading strategies, liquidity management and
other factors determined to be appropriate by
Dimensional given market conditions. Dimensional may
deviate from market capitalization weighting to limit or fix the exposure of the Fund to a particular issuer to a
maximum proportion of the assets of the Fund.
Dimensional may exclude the stock of a company that
meets applicable market capitalization criterion if
adjustments will result in a deviation from traditional
market capitalization weighting.

Vaughan Nelson considers U.S. companies with small
market capitalizations (those with market capitalizations
similar to companies in the Russell 2000 Value Index (as
of the most recent calendar year end, this range was
between approximately $0.01 billion and $3.3 billion)) at
the time of purchase. Under normal circumstances, the
Fund invests at least 80% of its net assets (plus any
borrowings for investment purposes) in equity securities
of such companies.

Vaughan Nelson invests in small capitalization
companies with a focus on absolute return using a
bottom-up value oriented investment process. Vaughan
Nelson seeks companies with the following
characteristics, although not all of the companies it
selects will have these attributes:
• companies earning a positive economic margin with
stable-to-improving returns;
• companies valued at a discount to their asset value;
and
• companies with an attractive dividend yield and
minimal basis risk.

In selecting investments, Vaughan Nelson generally
employs the following strategy:
• value driven investment philosophy that selects stocks
selling at attractive values based upon anticipated
fundamentals of the business. Vaughan Nelson
selects companies that it believes are out-of-favor or
misunderstood.
• Vaughan Nelson starts with an investment universe of
5,000 securities, then, using value-driven screens,
creates a research universe of companies with market
capitalizations of at least $100 million;
• uses fundamental analysis to construct a portfolio of
securities that Vaughan Nelson believes has an
attractive return potential.

Vaughan Nelson will generally sell a stock when it
reaches Vaughan Nelson’s price target, when the issuer
shows a deteriorating financial condition, or when it has
repeated negative earnings surprises.
LA Capital employs a quantitative approach in selecting
securities it believes are favored in the current market
environment. The firm’s proprietary Dynamic Alpha
Model seeks to identify investor preferences for specific
risk characteristics by analyzing valuation, income
statement, balance sheet, industry and market-based
factors. Expected returns are calculated for a universe of
small capitalization securities based on a security’s
exposure, and the Model’s expected return for each
factor.
Through an optimization process, LA Capital seeks to
control portfolio risks and implementation costs while
striving to generate consistent results versus the Russell
2000 Value Index. Portfolio returns and risks are
monitored daily by the investment team. Each month, the
firm’s Portfolio Review Committee formally reviews the
portfolio for compliance with investment objectives and
guidelines.
Beginning on or about July 1, 2009, PMC will invest
between 10% and 40% of the Fund's assets in common
stocks in an attempt to match or exceed the performance
of Russell 2000 Value Index. PMC's strategy is an active
quantitative approach to asset management which PMC
refers to as "structured equity." PMC's structured equity
strategy applies a risk-controlled investment process that
slightly over/underweights individual stocks relative to
their weight in the Russell 2000 Value Index Through the
structured equity strategy, PMC expects the Fund to
achieve returns in excess of those of the Russell 2000
Value Index with lower risk and improved predictability of
returns for the entire Fund compared to the Russell 2000
Value Index.

Hedging and Other Strategies:

Each of the Funds may invest in inverse floating rate obligations, may engage in hedging transactions through the use of financial futures and options thereon and may also purchase and sell securities on a when-issued or forward commitment basis, invest in mortgage-backed securities, enter into repurchase agreements, invest in stand-by commitments, engage in swap agreements, and lend portfolio securities. Each of the Funds may invest in floating rate and variable rate obligations, including participation interests therein.

Temporary Defensive Investing:

For temporary defensive purposes in times of unusual or adverse market, economic, or political conditions, each Fund may invest up to 100% of its assets in cash and cash equivalents. In taking such defensive measures, either Fund may fail to achieve its investment objective.

Fundamental Investment Restrictions:

Each of the Funds is subject to the same fundamental investment restrictions which may not be changed without the approval of the shareholders of the Fund. These fundamental restrictions deal with such matters as the issuance of senior securities, purchasing or selling real estate or commodities, borrowing money, making loans, underwriting securities of other issuers, diversification or concentration of investments, and short sales of securities. The fundamental investment restrictions of the Funds are described in the Statement of Additional Information.

Comparison of Investment Objectives, Risks and Strategies

     The Funds have the same investment objectives in that both Funds seek to provide long-term growth of capital. The Funds have substantially the same principal policies and risks in that both invest in smallcap value securities. The Acquired differs in investment strategy and risk in that it is subject to initial public offerings risk. The Acquired Fund will also be subject to initial public offerings risk following the addition of LA Capital. Further, as described above and beginning in July 2009, PMC is expected to begin to invest approximately 10% to 40% of the Acquiring Fund’s assets pursuant to its structured equity strategy.

COMPARISON OF FEES AND EXPENSES

     The following tables and examples compare fees and expenses of the Acquired Fund, the Acquiring Fund, and projected ("pro forma") estimated fees and expenses of the Acquiring fund, assuming that the Reorganization had taken place at the commencement of the fiscal year ended October 31, 2008. The tables and examples below are designed to assist shareholders in understanding the fees and expenses you may pay as an investor and the pro forma estimated fees and expenses of the Acquiring Fund that you may pay, assuming that the Reorganization had taken place at the commencement of the fiscal year ended October 31, 2008. Fees and expenses shown were determined based on each Fund’s net assets as of the fiscal year ended October 31, 2008.

				Underlying*
				Fund Fees	Total
	Management		Other	and	Operating
	Fees	12b-1 Fees	Expenses	Expenses	Expenses
SmallCap Value Fund III (Acquired Fund)
Class J	1.00%	0.45%(5)	0.45%	0.00%	1.90%
Class R-1	1.00%	0.35%	0.56%	0.00%	1.91%
Class R-2	1.00%	0.30%	0.48%	0.00%	1.78%
Class R-3	1.00%	0.25%	0.35%	0.00%	1.60%
Class R-4	1.00%	0.10%	0.31%	0.00%	1.41%
Class R-5	1.00%	N/A	0.29%	0.00%	1.29%
Institutional	1.00%	N/A	0.08%	0.00%	1.08%(1)(3)
SmallCap Value Fund II (Acquiring Fund)
Class J	1.00%(4)	0.45%(5)	0.44%	0.04%	1.93%(6)
Class R-1	1.00%(4)	0.35%	0.55%	0.04%	1.94%
Class R-2	1.00%(4)	0.30%	0.47%	0.04%	1.81%
Class R-3	1.00%(4)	0.25%	0.34%	0.04%	1.63%
Class R-4	1.00%(4)	0.10%	0.30%	0.04%	1.44%
Class R-5	1.00%(4)	N/A	0.28%	0.04%	1.32%
Institutional	1.00%(4)	N/A	0.05%	0.04%	1.09%(1)(7)
SmallCap Value Fund II (Acquiring Fund)
(Pro forma assuming Reorganization)(2)
Class J	1.00%(4)	0.45%(5)	0.44%	0.04%	1.93%(6)
Class R-1	1.00%(4)	0.35%	0.55%	0.04%	1.94%
Class R-2	1.00%(4)	0.30%	0.47%	0.04%	1.81%
Class R-3	1.00%(4)	0.25%	0.34%	0.04%	1.63%
Class R-4	1.00%(4)	0.10%	0.30%	0.04%	1.44%
Class R-5	1.00%(4)	N/A	0.28%	0.04%	1.32%
Institutional	1.00%(4)	N/A	0.05%	0.04%	1.09%(7)

(1)	Expense information has been restated to reflect current fees. Certain other operating expenses of the Fund have been increased effective March 1, 2009.
(2)	The costs associated with the Reorganization are not reflected in the Annual Fund Operating Expense table.
(3)	PMC has voluntarily agreed to limit expenses of the Acquired Fund attributable to Institutional class shares and, if necessary, pay expenses payable by the Fund, excluding interest expense. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 1.05%. The expense limit may be terminated at anytime.
(4)	Effective July 1, 2009 Principal will contractually limit the Fund’s Management Fees through the period ending February 28, 2011. The expense limit will reduce the Fund’s Management Fees by 0.024% (expressed as a percent of average net assets on an annualized basis).
(5)	The Distributor has voluntarily agreed to limit the Acquired and the Acquiring Funds’ 12b-1 Fees normally payable by the funds. The expense limit will maintain the level of 12b-1 fees (expressed as a percent of average net assets on an annualized basis) not to exceed 0.40% for class J shares. The expense limit maybe terminated at anytime.
(6)	PMC has contractually agreed to limit the Acquiring Fund’s expenses attributable to Class J shares and, if necessary, pay expenses normally payable by the Acquiring Fund, excluding interest expense and Underlying Fund Fees and Expenses*, through the period ending February 28, 2010. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 1.95%.
(7)	PMC has voluntarily agreed to limit expenses of the Acquiring Fund attributable to Institutional class shares and, if necessary, pay expenses payable by the Fund, excluding interest expense and Underlying Fund Fees and Expenses. The expense limit will maintain a total level of operating expenses (expressed as a percent of average net assets on an annualized basis) not to exceed 1.05%. The expense limit may be terminated at anytime.
*	Underlying Fund Fees and Expenses are fees and expenses the Acquiring Fund incurs indirectly as a result of its purchase of shares of investment companies.

Examples: The following examples are intended to help you compare the costs of investing in shares of the Acquired and Acquiring Funds. The examples assume that fund expenses continue at the rates shown in the table above, that you invest $10,000 in the particular fund for the time periods indicated, and then at the end of these periods, you either redeem all of your shares or you continue to hold your shares.. The examples also assume that your investment has a 5% return each year. The examples should not be considered a representation of future expense of the Acquired or Acquiring fund. Actual expense may be greater or less than those shown.

If you sell your shares:			Number of Years You Own Your Shares
		1 Year	3 years	5 Years	10 Years
SmallCap Value Fund III
(Acquired Fund)	Class J	$293	$597	$1,026	$2,222
	Class R-1	194	600	1,032	2,233
	Class R-2	181	560	964	2,095
	Class R-3	163	505	871	1,900
	Class R-4	144	446	771	1,691
	Class R-5	131	409	708	1,556
	Institutional	110	343	595	1,317
SmallCap Value Fund II
(Acquiring Fund)	Class J	$296	$606	$1,042	$2,254
	Class R-1	197	609	1,047	2,264
	Class R-2	184	569	980	2,127
	Class R-3	166	514	887	1,933
	Class R-4	147	456	787	1,724
	Class R-5	134	418	723	1,590
	Institutional	111	347	601	1,329
SmallCap Value Fund II
(Acquiring Fund)
(Pro forma assuming Reorganization)	Class J	$296	$606	$1,042	$2,254
	Class R-1	197	609	1,047	2,264
	Class R-2	184	569	980	2,127
	Class R-3	166	514	887	1,933
	Class R-4	147	456	787	1,724
	Class R-5	134	418	723	1,590
	Institutional	111	347	601	1,329

If you do not sell your shares:			Number of Years You Own Your Shares
		1 Year	3 Years	5 Years	10 Years
SmallCap Value Fund III
(Acquired Fund)	Class J	$193	$597	$1,026	$2,222
	Class R-1	194	600	1,032	2,233
	Class R-2	181	560	964	2,095
	Class R-3	163	505	871	1,900
	Class R-4	144	446	771	1,691
	Class R-5	131	409	708	1,556
	Institutional	110	343	595	1,317
SmallCap Value Fund II
(Acquiring Fund)	Class J	$196	$606	$1,042	$2,254
	Class R-1	197	609	1,047	2,264
	Class R-2	184	569	980	2,127
	Class R-3	166	514	887	1,933
	Class R-4	147	456	787	1,724
	Class R-5	134	418	723	1,590
	Institutional	111	347	601	1,329
SmallCap Value Fund II
(Acquiring Fund)
(Pro forma assuming Reorganization)	Class J	$196	$606	$1,042	$2,254
	Class R-1	197	609	1,047	2,264
	Class R-2	184	569	980	2,127
	Class R-3	166	514	887	1,933
	Class R-4	147	456	787	1,724
	Class R-5	134	418	723	1,590
	Institutional	111	347	601	1,329

Comparison of Fund Performance

     The bar charts below show how each Fund's total return has varied year-by-year, while the tables below show each Fund's performance over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). An Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

Year-by-Year Total Returns (%) as of 12/31 Each Year

SmallCap Value Fund III (Institutional Shares) (Acquired Fund)

Highest return for a quarter during the period of the bar chart above:	Q2 '03	19.42%
Lowest return for a quarter during the period of the bar chart above:	Q4 '08	-24.40%

Year-by-Year Total Returns (%) as of 12/31 Each Year SmallCap Value Fund II I (Institutional Shares) (Acquiring Fund)

Highest return for a quarter during the period of the bar chart above:	Q1 '06	13.94%
Lowest return for a quarter during the period of the bar chart above:	Q4 '08	-27.06%

Average Annual Total Returns (%) for periods ended December 31, 2008
	Past	Past	Life(1)
	1 Year	5 Years	of Fund
SmallCap Value Fund III
--Class J	-30.73	-1.96	3.01
--Institutional Class	-29.41	-1.08	3.95
(after taxes on distributions)(2)	-29.56	-2.67	2.78
(after taxes on distributions an sale of shares(2)	-18.93	-0.42	3.70
--R-1 Class(3)	-30.08	-1.95	3.03
--R-2 Class(3)	-30.00	-1.83	3.16
--R-3 Class(3)	-29.88	-1.64	3.36
--R-4 Class(3)	-29.72	-1.48	3.54
--R-5 Class(3)	-29.64	-1.35	3.69
Russell 2000 Value Index(4)	-28.92	0.27	4.92
Morningstar Small Value Category Average	-32.24	-0.97	3.87

	Past	Life(5)
	1 Year	of Fund
SmallCap Value Fund II
--Class J(6)	-38.16	-3.75
--Institutional Class	-37.04	-2.90
(after taxes on distributions)(2)	-38.03	-4.64
(after taxes on distributions an sale of shares(2)	-22.86	-2.49
--R-1 Class(7)	-37.61	-3.74
--R-2 Class(7)	-37.62	-3.66
--R-3 Class(7)	-37.40	-3.46
--R-4 Class(7)	-37.36	-3.30
--R-5 Class(7)	-37.25	-3.17
Russell 2000 Value Index(4)	-28.92	-0.27
Morningstar Small Value Category Average	-32.24	-1.78

(1)	Lifetime results are measured from the date the Institutional Class shares were first sold (March 1, 2001).
(2)	After-tax returns are shown for Institutional shares only and would differ for other classes of shares. After-tax returns are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
(3)	The R-1 Class shares were first sold on November 1, 2004. For periods prior to the date on which the R-1 Class began operations, its returns are based on the performance of the Fund's Institutional Class shares adjusted to reflect the fees and expenses of the R-1 Class. The adjustments result in performance (for the periods prior to the date the R-1 began operations) that is no higher than the historical performance of the Institutional Class shares.
(4)	Index performance does not reflect deductions for fees, expenses, or taxes.
(5)	Lifetime results are measured from the date the Institutional Class shares were first sold (June 1, 2004).
(6)	Class J shares were first sold on March 1, 2009. The returns for the periods prior to that date are based on the performance of the Institutional Class shares adjusted to reflect the fees and expenses of Class J shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Institutional Class shares. The Institutional Class shares were first sold on June 1, 2004.
(7)	The R-1 Class shares were first sold on November 1, 2004. For periods prior to the date on which these classes began operations, their returns are based on the performance of the Fund's Institutional Class shares adjusted to reflect the fees and expenses of these classes. The adjustments result in performance (for the periods prior to the date these classes began operations) that is no higher than the historical performance of the Institutional Class shares.

Board Consideration of the Reorganization

     The Board, including the Independent Directors, considered the Reorganization pursuant to the Plan at its meeting on December 8, 2008. The Board considered information presented by PMC, and the Independent Directors were assisted by independent legal counsel. The Board requested and evaluated such information as it deemed necessary to consider the Reorganization. At the meeting, the Board unanimously approved the Reorganization after concluding that participation in the Reorganization is in the best interests of the Acquired Fund and the Acquiring Fund and that the interests of existing shareholders of the Funds will not be diluted as a result of the Reorganization.

     In determining whether to approve the Reorganization, the Board made inquiry into a number of matters and considered, among others, the following factors, in no order of priority:

(1)	the absence of any difference in the Funds' investment objectives and substantially the same principal investment strategies shared by the Funds;
(2)	the absence of any differences in the Funds’ fundamental investment restrictions;
(3)	PMC, not the Fund, will pay the proxy and legal costs associated with the Reorganization;
(4)	expense ratios of the Funds, including pro forma expenses ratios calculated on the basis of the direct expenses management anticipates the Acquiring Fund will incur post-merger;
(5)	comparative investment performance of and other information pertaining to the Funds;
(6)	the prospects for growth of, and for achieving economies of scale by, the Acquired Fund in combination with the Acquiring Fund;
(7)	the absence of any material differences in the rights of shareholders of the Funds;
(8)	the financial strength, investment experience and resources of Dimensional and Vaughan Nelson which currently serve as sub-advisors to the Acquiring Fund;
(9)	any direct or indirect benefits expected to be derived by PMC and its affiliates from the Reorganization;
(10)	the direct or indirect federal income tax consequences of the Reorganization, including the expected tax-free nature of the Reorganization and the impact of any federal income tax loss carry forwards and the estimated capital gain or loss expected to be incurred in connection with disposing of any portfolio securities that would not be compatible with the investment objectives and strategies of the Acquiring Fund;
(11)	the fact that the Reorganization will not result in any dilution of Acquired or Acquiring Fund shareholder values;
(12)	the terms and conditions of the Plan; and
(13)	possible alternatives to the Reorganization.

     The Board’s decision to recommend approval of the Reorganization was based on a number of factors, including the following:

(1)	it should be reasonable for shareholders of the Acquired Fund to have similar investment expectations after the Reorganization because the Funds have the same investment objectives and substantially the same principal investment strategies and risks;
(2)	the Board's expectation, based on calculations of the direct expenses management anticipates the Acquiring Fund will incur post-merger, that the Acquiring Fund will incur lower direct expenses post-merger than the Acquired Fund incurred pre-merger;
(3)	the Reorganization may be expected to afford shareholders of the Acquired Fund on an ongoing basis greater prospects for growth and efficient management.